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                                                                 EXHIBIT 3.14

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      MICHIGAN DEPARTMENT OF COMMERCE -- CORPORATION AND SECURITIES BUREAU
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(FOR BUREAU USE ONLY)                FILED                        Date Received
                                                                  AUG 21 1991
                                  AUG 23 1991                   ---------------

                                 Administrator
                        MICHIGAN DEPARTMENT OF COMMERCE          ---------------
EFFECTIVE DATE:        Corporation and Securities Bureau
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CORPORATION IDENTIFICATION NUMBER      525 - 348
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                           ARTICLES OF INCORPORATION
                    For use by Domestic Profit Corporations
             (Please read information and instructions on last page)


     Pursuant to the provisions of Act 284, Public Acts of 1972, as amended, the undersigned corporation executes the following Articles:

Article I
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The name of the corporation is:

                         FEDERAL-MOGUL WORLD WIDE, INC.

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Article II
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The purpose or purposes for which the corporation is formed is to engage in any activity within the purposes for which corporations may be formed under the Business Corporation Act of Michigan.




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Article III
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The total authorized shares:

1.   Common Shares   100 No Par Value
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     Preferred Shares
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2.   A statement of all or any of the relative rights, preferences and limitations of the shares of each class is as follows:




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(MICH. - 179 - 3/21/90)

SEAL APPEARS ONLY ON ORIGINAL
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Article IV
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1.   The Address of the registered office is:  c/o Federal-Mogul Corporation
     26555 Northwestern Highway, Southfield, Michigan   48034
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     (Street Address)              City               ZIP Code

2. The mailing address of the registered office if different from the registered office address:

     __________________________________________, Michigan ____________
     (P.O. Box)                      City                  ZIP Code

3.   The name of the resident agent at the registered office is:
                                                     George N. Bashara

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Article V
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The name(s) and address(es) of the incorporator(s) is (are) as follows:

Name                                Residence or Business Address

Michael R. Dalida                   615 Griswold, Ste. 1020, Detroit, MI  48226

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Article VI (Optional. Delete if not applicable)
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[DELETED TEXT]

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Article VII (Optional. Delete if not applicable)
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Any action required or permitted by the Act to be taken at an annual or special meeting of shareholders may be taken without a meeting, without prior notice and without a vote, if consents in writing, setting forth the action so taken, are signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all shares entitled to vote on the action were present and voted. The written consents shall bear the date of signature of each shareholder who signs the consent. No written consents shall be effective to take the corporate action referred to unless, within 60 days after the record date for determining shareholders entitled to express consent to or to dissent from a proposal without a meeting, written consents signed by a sufficient number of shareholders to take the action are
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SEAL APPEARS ONLY ON ORIGINAL
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Article VII (CONTINUED):
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delivered to the corporation. Delivery shall be to the corporation's registered office, its principal place of business, or an officer or agent of the corporation having custody of the minutes of the proceedings of its shareholders. Delivery made to a corporation's registered office shall be by hand or by certified or registered mail, return receipt requested.

Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to shareholders who have not consented in writing.
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Use space below for additional Articles or for continuation of previous
Articles. Please identify any Article being continued or added. Attach additional pages if needed.












I [DELETED TEXT], the incorporator(s) sign my [DELETED TEXT] name(s) this 20th day of August, 1991.

__________________________________  /s/MICHAEL R. DALIDA
                                    Michael R. Dalida
__________________________________  ___________________________________________

__________________________________  ___________________________________________


(MICH. - 179)


SEAL APPEARS ONLY ON ORIGINAL
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DOCUMENT WILL BE RETURNED TO NAME AND MAILING ADDRESS INDICATED IN THE BOX
BELOW. Include name, street and number (or P.O. box), city, state and ZIP code.

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Michael R. Dalida
C T Corporation System
615 Griswold, Ste. 1020
Detroit, Michigan 48226
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Name of person or organization
remitting fees:

CT Corporation System
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Preparer's name and business
telephone number:

Michael R. Dalida

( 313) 961-3070

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                          INFORMATION AND INSTRUCTIONS

1. The articles of incorporation cannot be filed until this form, or a comparable document, is submitted.

2. Submit one original copy of this document. Upon filing, a microfilm copy will be prepared for the records of the Corporation and Securities Bureau. The original copy will be returned to the address appearing in the box above as evidence of filing.

     Since this document must be microfilmed, it is important that the filing be legible. Documents with poor black and white contrast, or otherwise illegible, will be rejected.

3. This document is to be used pursuant to the provisions of Act 284, P.A. of 1972, by one or more persons for the purpose of forming a domestic profit corporation.

4. Article I -- The corporate name of a domestic profit corporation is required to contain one of the following words or abbreviations:
     "Corporation", "Company", "Incorporated", "Limited", "Corp.", "Co.", "Inc.", or "Ltd.".

5. Article II-- State, in general terms, the character of the particular business to be carried on. Under section 202(b) of the Act, it is sufficient to state substantially, alone or without specifically enumerated purposes, that the corporation may engage in any activity within the purposes for which corporations may be formed under the Act. The Act requires, however, that educational corporations state their specific purposes.

6. Article IV -- A post office box may not be designated as the address of the registered office.

7. Article V -- The Act requires one or more incorporators. Educational corporations are required to have three (3) incorporators. The address(es) should include a street number and name (or other designation), city and state.

8. The duration of the corporation should be stated in the articles only if the duration is not perpetual.

9. This document is effective on the date approved and filed by the Bureau. A later effective date, no more than 90 days after the date of delivery, may be stated as an additional article.

10. The articles must be signed in ink by each incorporator. The names of the Incorporators as set out in article V should correspond with the signatures.

11.  FEES: NONREFUNDABLE FEES (Make remittance payable to the State of Michigan.
          Include corporation name and CID Number on check or money order) .............................................  $10.00
          Franchise fee: first 60,000 authorized shares or portion thereof .............................................  $50.00
                         each additional 20,000 authorized shares or portion thereof ...................................  $30.00
          Total minimum fees ...........................................................................................  $60.00

12.  Mail form and fee to:
          Michigan Department of Commerce Corporation and Securities Bureau
          Corporation Division
          P.O. Box 30054
          6548 Mercantile Way
          Lansing, Michigan 48909
          Telephone: (517) 334-6302

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SEAL APPEARS ONLY ON ORIGINAL